                                                                   EXHIBIT 10.13

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



                             RESTATED AND AMENDED


                        INTELLECTUAL PROPERTY AGREEMENT



                                BY AND BETWEEN;


                      BELL COMMUNICATIONS RESEARCH, INC.


                                 ("BELLCORE")


                                    - and -


                                 TELLIUM, INC.


                                ("CORPORATION")




____________________________________________________________________


                             DATED: December 1998

____________________________________________________________________

                        INTELLECTUAL PROPERTY AGREEMENT
                        -------------------------------

     This Agreement is effective the 8th day of May, 1997 ("Effective Date") by and between Bell Communications Research Inc., a Delaware corporation having an office and place of business at 445 South Street, Morristown, New Jersey 07960-6438 ("Bellcore") and Tellium, Inc., a Delaware corporation having an office and place of business at 2 Crescent Place, Building C, Oceanport NJ 07757, and successor in interest to MWD, Inc. (the "Corporation"), Bellcore and the Corporation being referred to herein individually as a "Party" and collectively as the "Parties". This Agreement replaces the Intellectual Property Agreement dated May 8, 1997 ("IPA").

          WHEREAS, Bellcore, Ortel Corporation and Oak Investment Partners and others entered a series of agreements dated May 8, 1997, including a Stock Purchase and Contribution Agreement (hereinafter the "Contribution Agreement") and a Stockholders Agreement and other related agreements for the formation and capitalization of the Corporation;

          WHEREAS, the Corporation's business entails developing, manufacturing, marketing and distributing products and systems using Wavelength Division Multiplexing ("WDM") technology;

          WHEREAS, Bellcore has contributed certain intellectual property rights to the Corporation related to WDM technology heretofore developed by Bellcore in exchange for capital stock of the Corporation;

          WHEREAS, under the IPA, the Parties exchanged certain rights and obligations relating to the intellectual property in the WDM technology;

          WHEREAS, the Parties desire to amend and restate the terms and obligations of the original IPA and to further provide the Corporation additional rights to Bellcore intellectual property to assist the Corporation in conducting its business as set forth in its business plan.

          NOW THEREFORE, FOR AND IN CONSIDERATION OF the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agrees as follows:

                            ARTICLE I - DEFINITIONS
As used herein, the following terms shall have the indicated meaning:

"Affiliate" - means, with respect to any party, an entity that owns or controls, is owned or controlled by, or is owned by any entity owning or controlling, such party in question at the time in question. For purposes of this definition, ownership or control of a corporation or similar entity requires the direct or indirect ownership of stock or other interest representing at least two-thirds (2/3) of the voting power for the election or appointment of directors of such corporation or entity.

"Bellcore Retained WDM Activity" - means the design, development, maintenance and licensing of network software and network operations systems software in the WDM Field and related consulting services.

"Bellcore Patents" - means all patents granted on or before the Effective Date, all patent applications pending on or before the Effective date, all continuations, divisions, and continuations-in-part of such patent applications, all patents issuing on any of the foregoing applications, all reissues of any of the foregoing patents and all foreign counterparts to any of the foregoing patent applications and patents, to the extent owned by, assigned to, subject to an obligation to assign to, or for which Bellcore has the right to enforce or license without the payment of royalties or fees to third parties.

"Corporation Products" - means any one or more of the products described in the attached Exhibit G, the components thereof, and any combination of the foregoing, which are made by or for the Corporation and/or its successors in interest.

"Corporation Services" - means any one or more of the services described in the attached Exhibit G, or any combination thereof, that is performed by Corporation, its successors in interest, and/or any of their subcontractors.

"Computer Software" - means the computer software (including object code, source code and related documentation) listed on Schedule III as attached to the Stock Purchase and Contribution Agreement ("Contribution Agreement") between the Parties.

"Documentation" - means technical memoranda, reports, laboratory notebooks, manuals, engineering documentation, designs, specifications, and process instructions listed on Schedule IV as attached to the Contribution Agreement.

"Group A Patents" - Group A patents are a category of patents identified as being required for and solely applicable in the WDM Hardware Field and shall mean the patents, patent applications and invention disclosures listed in Exhibit A hereto, all patent applications filed based on any such disclosures, all divisions, continuations and continuations-in-part of such patent applications, all patents issuing on any of the foregoing applications, all re-issues of any of the foregoing patents and all foreign counterparts to any of the foregoing patent applications and patents.

"Group B Patents" - Group B patents are a category of patents identified as being required for and applicable in both the WDM Hardware Field and elsewhere in the WDM Field and shall mean the patents, patent applications and invention disclosures listed in Exhibit B hereto, all patent applications filed based on any such disclosures, all divisions, continuations and continuations-in-part of such patent applications, all patents issuing on any of the foregoing applications, all re-issues of any of the foregoing patents and all foreign counterparts to any of the foregoing patent applications and patents.

"Group C Patents" - Group C patents are a category of patents identified as being applicable in the WDM Field, but not meeting the above-stated criteria of Group A Patents or Group B Patents and shall mean the patents, patent applications and invention disclosures listed in Exhibit C hereto, all patent applications filed based on any such disclosures, all divisions, continuations and continuations-in-part of such patent applications, all patents issuing on any of the foregoing applications, all re-issues of any of the foregoing patents and all foreign counterparts to any of the foregoing patent applications and patents..

"Hardware" - means active and passive devices, components (sub-assemblies), network elements (stand-alone functional communications units) for use in the WDM Field, whether or not including embedded control software. Hardware shall include, but not be limited to, laser arrays, receiver arrays, add/drop multiplexers, terminal multiplexers, Multiwavelength optical cross connects and wavelength interchange optical cross connects.

"Manufacture" -- shall be defined as contemplated and interpreted under the Telecommunications Act of 1996.

"Non-Assertion Technology" - means physical and datalink layer functionality, structure or apparatus, any hardware control functionality, structure or apparatus, any software control functionality, structure or apparatus, any monitoring hardware functionality, structure or apparatus, any monitoring software functionality, structure or apparatus, any power supply hardware functionality, structure or apparatus, any power supply software functionality, structure or apparatus, any network element management software functionality, structure or apparatus, within the WDM Field. Non-Assertion Technology shall expressly include optical service channel functionality, structure or apparatus and switching functionality, structure or apparatus of WDM optical add/drop multiplexers and optical cross connects. Non-Assertion Technology shall not include switching functionality, structure or apparatus, that is performed in response to the information content of transmission signals (excluding optical service channel signals) switched by such WDM optical add/drop multiplexers and optical cross connects.

"Technical Information" - means (i) the technical information and know-how known to the Transferred Employees, (ii) the Computer Software, and (iii) the Documentation, all in their current form as of May 8, 1997.-

"Transferred Employees" - means the employees of the Corporation identified at
     Schedule V as attached to the Contribution Agreement.

"WDM Field" - means the optical wavelength division multiplexing field.

"WDM Hardware Field" - means the design, development, manufacture and sale of Hardware but excluding Bellcore Retained WDM Activity.

           ARTICLE II - THE TRANSFER OF INTELLECTUAL PROPERTY RIGHTS

2.1  Patents - Assignment
     --------------------

     Bellcore hereby assigns to the Corporation, the entire right, title and interest in and to the Group A Patents, including the right to sue and recover for past infringement thereof, but subject to (a) the pre-existing Bellcore licenses or immunities from suit relating to such patents listed in Exhibit D hereto, and (b) a retained royalty-free, irrevocable, license for Bellcore and its Affiliates (i) to perform research and development activities for themselves and others, subject to the observance of the obligations of Section 4.2 hereof regarding Technical Information, (ii) to make, have made, use, import, license, sell and offer for license or sale computer software of any type, (iii) to test and evaluate products of itself and others, (iv) to perform any activities in connection with the development or formulation of requirements, which include criteria for assessing device, product, system, network, architecture and process performance, interoperability and operation ("Requirements"), (v) to design, develop, maintain and license network management systems and operations systems software in the WDM Field, design network-level architecture, perform systems integration (creating systems solutions by acquiring and integrating network elements and other telecommunications units which may include software and operations and maintenance services), and perform consulting services relating thereto and (vi) to perform any other specified activities to be agreed upon in writing by the Parties.

2.2  Patents - License
     -----------------

     (a) Bellcore hereby grants to the Corporation a royalty-free, worldwide, irrevocable license under the Group B Patents to make, use, have made, import, sell, and offer to sell (i) products embodying or utilizing any invention claimed in a Group B Patent, (ii) products made by or using a method or process of any claim of a Group B Patent, and (iii) services using methods or processes of any claim of a Group B patent. Such license is: (i) exclusive, with the right to sublicense, in the WDM Hardware Field and (ii) non-exclusive, without the right to sublicense, other than in the WDM Hardware Field. Such exclusive license shall be subject to (a) any pre-existing Bellcore licenses or immunities from suit relating to such patents listed in Exhibit D hereto, and (b) a retained royalty-free, worldwide, irrevocable license for Bellcore and its Affiliates (i) to perform research and development activities for themselves or others, subject to the observance of the obligations of Section 4.2 hereof regarding Technical Information, (ii) to make, have made, use, import, license, sell and offer for license or sale computer software of any type (iii) to test and evaluate products of itself and others, (iv) to perform any activities in connection with the development or formulation of Requirements, and (v) to perform any other specified activities to be agreed upon in writing by the Parties.

     (b) Bellcore hereby grants to the Corporation a royalty-free, worldwide, irrevocable, non-exclusive license in the WDM Field under the Group C Patents to make, use, have made, import, sell, and offer to sell (i) products embodying or utilizing any invention claimed in a Group C Patent, (ii) products made by or using a method or process of any claim of a Group C Patent, and (iii) services using methods or processes of any claim of a Group C patent, without the right to sublicense.

2.3  Specific Patents - Licenses
     ---------------------------

     (a) Regarding the following patents, patent applications, and all patent applications based on any of the following disclosures, if any, all parents (to the extent Bellcore is an owner or co-owner of such parent application), divisions, continuations and continuations-in-part of such patent applications (and patent applications pursuant to which such patents were granted), all patents issuing on any of the foregoing applications, all re-issues of any of the foregoing patents and all foreign counterparts to any of the foregoing patent applications and patents (hereinafter, the "Section 2.3 Patents"), Bellcore grants to the Corporation a non-transferable, worldwide, royalty-free, irrevocable license to make, use, have made, import, sell, and offer to sell (i) products embodying or utilizing any invention claimed in a Section 2.3 Patent,
(ii) products made by or using a method or process claimed in a Section 2.3 Patent, and (iii) services using methods or processes of any claim of a Section
2.3 patent. Such license is: (i) exclusive with the right to sublicense under Bellcore's rights in the claims of the Section 2.3 Patents in the WDM Hardware Field, and (ii) non-exclusive under such claims outside of the WDM Hardware Field, with the right to sublicense as set forth below in Section 2.3 (c).

          (i)  US Patent No. 5,673,142

          (ii) A patent application covering an invention relating to a method of identifying faults in WDM optical networks, filed by Lucent Technologies solely in the name of John Zyskind, an employee of Lucent Technologies (such license being contingent upon Bellcore's reaching agreement with Lucent Technologies, Inc. regarding Bellcore's claim of joint ownership of such invention).

          (iii) A patent application covering an invention relating to a method of fast gain control in WDM optical networks, filed by Lucent Technologies solely in the name of A. K. Srivastava, an employee of Lucent Technologies (such license being contingent upon Bellcore's reaching agreement with Lucent Technologies, Inc. regarding Bellcore's claim of joint ownership of such invention).

          (iv)  U.S. Patent No. 4,821,255.

          (v)   U.S. Patent No. 5,550,818.

          (vi)  A patent application entitled (***).

     (b) The exclusive field of use licenses granted in Section 2.3(a) hereof shall be subject to: (a) the pre-existing Bellcore licenses or immunities from suit relating to such patents listed in Exhibit D hereto, and (b) a retained royalty-free, worldwide, irrevocable license for Bellcore and its Affiliates (i) to perform research and development activities for themselves and others, subject to the observance of the obligations of Section 4.2 hereof regarding Technical Information (ii) to make, have made, use, import, license, sell and offer for license or sale computer software of any type, (iii) to test and evaluate products of itself and others, (iv) to perform any activities in connection with the development or formulation of Requirements, and (v) to perform any other specified activities to be agreed upon in writing by the Parties.

     (c) Bellcore hereby grants to Corporation the right to sublicense Corporation's customers under Corporation's non-exclusive rights to the
         Section 2.3 Patents outside the WDM Hardware Field, subject to the following limitations:

          (i) such sublicenses shall be personal, non-exclusive, royalty-free, and non-transferable;

          (ii) such sublicenses may only be granted to persons or entities who are vendees of Corporation Products or Corporation Services;

          (iii) any sublicensees agree to be bound by an agreement substantially in conformance with and no less restrictive than the terms of the Customer Sublicense Agreement attached hereto and made a part hereof as Exhibit H;

          (iv) such sublicense rights shall not include the right to make or operate a network or system if such network or system, or the operation of such network or system, infringes any claim of a
                Section 2.3 Patent solely from the presence or operation of products other than Corporation's products, and Bellcore hereby expressly reserves the right to enforce such claim against such network or system.

2.4  Technical Information
     ----------------------

          Bellcore hereby grants to the Corporation a non-transferable, royalty-free, irrevocable, worldwide license to use, reproduce, prepare derivative works based on, distribute, and display the Technical Information. Such license is:
(a) exclusive in the WDM Hardware Field for such Technical Information owned by Bellcore and solely applicable to the WDM Hardware Field (with the right to sublicense in the WDM Hardware Field subject to the sublicensee's undertaking in writing to be bound by the obligations of Section 4.1 hereof), and (b) nonexclusive (without the right to sublicense) in the WDM Field. Such exclusive license in the WDM Hardware Field shall become non-exclusive after three (3) years from the Effective Date hereof for the Technical Information specified in clause (1) of the definition thereof and not otherwise included in the Technical Information, and shall be subject to
(a) the pre-existing Bellcore licenses relating to Technical Information listed at Exhibit D hereto and (b) the retained irrevocable, royalty-free, worldwide, right of Bellcore and its Affiliates to use such Technical Information (i) to perform research and development activities for themselves or for projects performed for others that do not solely relate to the subject matter of the WDM Hardware Field, subject to the confidentiality and non-disclosure provisions of
Section 4.2 hereof, (ii) to make, have made, use, import, license, sell and offer for license or sale computer software of any type, (iii) to test and evaluate products of itself and others, (iv) to perform any activities in connection with the development or formulation of Requirements and (v) to perform any other specified activities to be agreed upon in writing by the Parties.

2.5  Reserved
     --------

2.6  Specific Information
     --------------------

     Notwithstanding the provisions of Section 2.4 hereof the rights granted to the Corporation in the following information shall be governed solely by the provisions of this Paragraph 2.6. Bellcore hereby grants to the Corporation the following non-transferable, royalty-free, irrevocable, worldwide rights in the information specified below in the form in which it exists as of the Effective Date unless otherwise indicated and subject to any pre-existing Bellcore licenses or immunities from suit relating to such information:

               (1) a sole license to use the C program source code for the network simulation tool software comprising the Gamelin simulator that runs on the OPNET platform;

               (2) a sole license to use the C program source code for the frequency and time simulation tools being developed by Ioannis Roudas that runs on the SPW platform; provided, however, that Bellcore shall have the right to use, provide and license object code based in whole or in part on such source code for research purposes and prototypes and for noncommercial networks for governmental agencies or other noncommercial entities;

               (3) a sole license, with the right to sublicense, to use the C++ program source code for the Network Element Software, including the Network element controller and the Craft and Graphical User Interface concepts and software, developed by Bellcore for the MONET and ONTC testbeds; provided, however, that Bellcore shall have the right to use, provide and license object code based in whole or in part on such source code for research purposes and prototypes and for noncommercial networks for governmental agencies or other noncommercial entities;

               (4) a non-exclusive license for internal use only and not for providing services for others, to use (i) the WDM Planning Tool in its current form and in its first released form as adapted by Bellcore's Software Systems Group as an add-on module to Bellcore's SONET Planning Tool and (ii) the SONET Planning Tool, as set forth in the SONET and WDM Planning Tools License Agreement entered into by the Corporation and Bellcore on even date herewith;

               (5) a non-exclusive license to use the following reports listed at Schedule IV to the Contribution Agreement (but no other reports prepared for a client unless specifically stated): (i) CARIN Optical Networking deliverable, (ii) ONTC deliverable reports; (iii) SONET deliverable reports; and (iv) ONR deliverable reports

               (6) a non-exclusive license to use the Technical Information created by Bellcore personnel in Department 2167 to the extent it is directed to the following WDM applications: networking, architectures, economics, switching protocols, protection switching signaling, management, control, economic and performance modeling and integration with current SONET; and

               (7) a non-exclusive license to: (a) use and copy the documents generated solely by Bellcore prior to and after the Effective Date hereof under the current Defense Advanced Research Projects Agency-Multiwavelength Optical Networking contract (Contract No. MDA 972-95-3-0027 DARPA-MONET ("DARPA MONET Contract") (but not including any extension thereof or follow-on program), provided that the Corporation continues to make Transferred Employees available for the DARPA MONET Contract under the terms set forth in the Consulting Agreement entered into by the Corporation and Bellcore on even date herewith, and (b) disclose information in such documents to the Corporation's hardware customers (subject to the provisions of Section 4.1 hereof) to the extent that such disclosure is necessary for the marketing, use and maintenance of such hardware to which the information directly relates.

2.7  Third Party Information
     -----------------------

     Notwithstanding the provisions of Sections 2.4 and 2.6 hereof, Bellcore does not grant to the Corporation any rights in Technical Information to the extent that such Technical Information is proprietary or confidential information of third parties and Bellcore does not have the right to grant such rights to such proprietary or confidential information without a breach of obligation to any third party or the payment of any royalties or fees to such third parties.

2.8  Existing License Agreements
     ---------------------------

     Bellcore retains and does not assign to the Corporation all existing license agreements involving any of the Group A, Group B, or Section 2.3 Patents or Technical Information listed in Exhibit D.

2.9  Covenant Not to Sue
     -------------------

     (a) Bellcore hereby covenants not to sue the Corporation or its Affiliates for any contributory infringement or inducement of infringement of any Bellcore optical networking patents or patent claims that are based on or claim priority of an application filed until two (2) years after the Effective Date. The Corporation hereby covenants not to sue Bellcore or its Affiliates for contributory infringement or inducement of infringement of any of the Corporation's optical networking patents naming any of the Transferred Employees as inventors or based on or claiming priority of an application filed until two
(2) years after the Effective Date hereof. The covenants in this Section 2.9(a), however, do not extend to, or benefit customers of the Corporation or Bellcore, and Bellcore and the Corporation each retain whatever rights it might have against such customers for any direct or other infringement of its patents.

     (b) Bellcore hereby agrees that it shall not, and agrees that its Affiliates shall not, assert any claim of any one or more of the Bellcore
Patents:

               (i) against Corporation or its successors in interest for making, having made, using, selling, licensing, offering for sale or license, or importing any one or more

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

of the Corporation Products or Corporation Services to the extent any infringement of a claim of such Bellcore Patents is a result of Non-Assertion Technology of the Corporation Product or such infringement is a result of providing Non-Assertion Technology as a Corporation Service;

          (ii) against Corporation's vendees, mediate or immediate, for using, selling, licensing, offer for sale or license, or importing any one or more of Corporation Products to the extent any infringement of a claim of such Bellcore Patents is a result of any Non-Assertion Technology of the Corporation Product;

          (iii) against Corporation's vendors for making Corporation Products, or components thereof, which are provided to Corporation for sale or use by Corporation to the extent any infringement of a claim of such Bellcore Patents is a result of Non-Assertion Technology of the Corporation Product;

          (iv) against subcontractors for performing Corporation Services to Corporation customers for or on behalf of Corporation to the extent any infringement of a claim of such Bellcore Patents is a result of providing Non-Assertion Technology as a Corporation Service; and

          (v) against third parties for making or using a network or system that infringes a network claim of a Bellcore Patent provided that a Corporation Product is a material element of such infringed network claim and such Corporation Product has no substantial use other than a use that infringes such network claim.

     (c) (i) For the select sub-set of Bellcore Patents as listed in Exhibit I (including those patents added to Exhibit I pursuant to the procedures set forth in subsections ii, iii, and iv below), and all continuations, divisions, continuations-in-part of the applications leading to such patents (or patent applications pursuant to which such patents were granted), all patents that issue from any of the foregoing, all reissues of any of the foregoing and all foreign counterparts of any of the foregoing applications and patents,

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Bellcore agrees that it will make any assignment or exclusive license of the Bellcore Patents subject to the terms of the non-assertion provisions of this
Section 2.9

          (ii) For a period of six months extending forward from the execution date of this Agreement, the Corporation shall have the right to request, in writing, up to ten (10) additional Bellcore Patents to be added to the list set forth in Exhibit I. Within ninety (90) days after receiving this request, Bellcore shall have the right to remove from this list of requested additional Bellcore Patents, those it believes, in good faith, are not relevant to the WDM Field. The remaining requested Bellcore Patents shall then become incorporated in and become part of Exhibit I.

          (iii) At the end of the two year period beginning on the Effective Date of this Agreement, Bellcore agrees to provide the Corporation a listing of all patents issued to Bellcore within that two (2) year period that Bellcore in good faith believes are relevant to the WDM Field. Within 90 days of receiving this listing, the Corporation shall have the right to identify, in writing, up to thirty (30) patents from the list to be incorporated in and become part of
Exhibit I.

          (iv) During the two year period beginning on the Effective Date of this Agreement, Bellcore agrees that before it either assigns or exclusively licenses any patent that issued within this two year period and for which Bellcore in good faith believes such issued patent is relevant to the WDM Field, it will notify the Corporation of the issued patent in question, and the Corporation will have the option of adding such patent to the list of patents in
Exhibit I. Any such patent added to Exhibit I under this subsection iv will count toward the thirty (30) the Corporation may add to Exhibit I under subsection iii above.

     (d) Bellcore agrees that it shall grant upon request non-exclusive licenses on commercially reasonable terms to third parties under any one or more of Bellcore Patents necessary to permit the implementation and use of Corporation Products and/or

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

Corporation Services in any network covered by such Bellcore Patents. Notwithstanding the foregoing, nothing in this paragraph shall be construed to limit or restrict, in any way, Bellcore's ability to assign or exclusively license any of the Bellcore Patents prior to any such request.

2.10 Inventions Conceived Prior to the Effective Date
     ------------------------------------------------

     Except as provided in Section 2.1, title to any inventions conceived prior to the Effective Date hereof by Transferred Employees shall vest in Bellcore whether or not patent application(s) covering such inventions are filed before or after such Effective Date, provided, however, that the Parties agree to negotiate in good faith as to whether patent applications for such inventions filed after the Effective Date should be included in and treated as Group A Patents, Group B Patents, or Group C Patents pursuant to the following criteria:

          (1) Group A Patents -- patents required for and solely applicable in the WDM Hardware Field.

          (2) Group B Patents -- patents required for and applicable in both the WDM Hardware Field and elsewhere in the WDM Field.

          (3) Group C Patents -- applicable in the WDM Field, but not meeting the above-stated criteria of Group A Patents or Group B Patents.

Any such patent applications that are agreed to be treated as Group A Patents, Group B Patents, or Group C Patents shall be added to Exhibit A, B, or C respectively, and, if in Group A, shall be assigned by Bellcore to the Corporation subject to retained rights as set out in Section 2.1 hereof.

2.11 Non-enforcement Against Bellcore under the Corporation's Patents
     ----------------------------------------------------------------

     The Corporation covenants for itself and for any successor in interest not to sue Bellcore, its Affiliates, and their customers based on any patent of the Corporation relating to optical networking or WDM technology that is filed, or claims the priority of

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

any application filed, prior to the execution of this restated and amended Agreement, as a result of Bellcore or its Affiliates (a) making, using, licensing, importing, selling or offering for license or sale computer software of any type, or the use of such computer software by their customers, or (b) performing any activities in connection with the development or formulation of Requirements.

2.12  Trademarks
      ----------

     To the extent that it has any, Bellcore hereby assigns its entire right, title and interest in and to the trademarks TELLIUM and LAMBDANET to the Corporation, together with all of Bellcore's good will associated with or symbolized by such mark.

2.13  No Implied Licenses
      -------------------

Nothing in this Agreement shall be interpreted or construed as granting to the Corporation or its customers any licenses or rights in any patents or patent applications owned by or licensed to Bellcore or its Affiliates except as specifically stated in this Agreement, irrespective of whether by implication, custom, estoppel or operations of law.

              ARTICLE III - PATENT COSTS, ENFORCEMENT AND DEFENSE
              ---------------------------------------------------

3.1  Group A Patents
     ---------------

     The Corporation shall be responsible for, bear all costs and retain all recoveries associated with, the preparation, filing, prosecution, maintenance and enforcement or defense of the Group A Patents incurred or received after the Effective Date.

3.2  Other Patents - Prosecution
     ---------------------------

     Bellcore shall be responsible for the preparation, filing, prosecution and maintenance of the Group B and Section 2.3 Patents using counsel selected by Bellcore and reasonably acceptable to the Corporation, subject to the provisions of Section 3.4 hereof. Bellcore and the Corporation shall share equally the costs of preparation, filing, prosecution and maintenance of the Group B Patents and the Section 2.3 Patents incurred

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

after the Effective Date hereof. The Corporation shall have the opportunity to comment and have input on the prosecution and maintenance of such Group B Patents and Section 2.3 Patents.

3.3  Other Patents - Defense and Enforcement
     ---------------------------------------

     (a) Subject to the provisions of Paragraph 3.3(b) and (c) hereof, the Corporation shall be solely responsible for, bear all costs associated with and retain all recoveries obtained from, the enforcement of Group B Patents and
Section 2.3 Patents in the WDM Hardware Field using counsel selected by the Corporation and reasonably acceptable to Bellcore. Bellcore shall be solely responsible for, bear all costs associated with and retain all recoveries obtained from, the enforcement of Group B Patents and Section 2.3 Patents outside the WDM Hardware Field.

     (b) Each of Bellcore and the Corporation shall cooperate with the other in the enforcement and defense of the Group A, Group B and Section 2.3 Patents. Each agrees to give the other notice of any claims, suits or proceedings challenging the validity or enforceability of any of the Group B or Section 2.3 Patents. Bellcore and the Corporation shall permit themselves to be named as an additional plaintiff in any suit or proceeding brought by the other Party hereto pursuant to Section 3.3(a) hereof, against a third party asserting infringement of any of the Group B or Section 2.3 Patents, if doing so is necessary in order to bring or maintain such suit; provided that such suit does not also charge a third party with infringement of other patents not included in the Group B or
Section 2.3 Patents, and does not include any other claim by such other Party than infringement of Group B patents and Section 2.3 Patents. Such other Party shall give the Party being named at least 30 days prior written notice before naming it as an additional plaintiff and shall indemnify and hold it harmless against any costs, damages, penalties or expense incurred by or awarded against it (including reasonable attorney's fees) as a

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

result of such suit or proceeding. Bellcore shall have the right to be represented by counsel of its choosing in any suit or proceeding brought by or against the Corporation that involves a challenge to the validity or enforceability of any Group B or Section 2.3 Patent. Should the suit or proceeding be brought in a jurisdiction having an "entire controversy doctrine" Bellcore and the Corporation agree to cooperate to ensure that no legitimate cause of action be excluded from the suit or proceeding.

3.4  Discontinuation of Maintenance or Prosecution
     ---------------------------------------------

     In the event that the Corporation or Bellcore shall decide not to file or to discontinue prosecution or maintenance or to discontinue its participation in such filing, prosecution, or maintenance of any patent application or patent among Groups A or B or Section 2.3 Patents in any country in the world, the discontinuing Party making such decision shall notify the other Party in writing at least 60 days prior to the deadline for taking such action to permit such other Party to assume the responsibility of such patent application or patent, at its own expense. In the event such other Party elects to file or continue the prosecution of such patent application or to maintain such patent application or patent at its expense, if the discontinuing Party owns such patent application or patent, it shall assign it to such other Party subject to a retained non-exclusive license in the WDM Field, and if such discontinuing Party had license rights in such patent application or patent, they shall become non-exclusive; provided, however, that in the case of a Group B or Section 2.3 Patent being assigned by Bellcore to the Corporation pursuant to this Section 3.4, such non-exclusive license to Bellcore in the WDM Hardware Field shall only extend to the retained rights in such field specified in Section 2.2 or 2.3 hereof, respectively.

                         ARTICLE IV - CONFIDENTIALITY
                         ----------------------------

4.1 The Corporation shall hold in confidence and not disclose any portion of the Technical Information licensed to the Corporation pursuant to this Agreement except (a)

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

to its employees and consultants who have a need to know such information and to any others to whom such disclosure may be expressly authorized hereunder, or (b) where such disclosure is necessary to implement the use for which rights are granted hereunder or the information is inherently disclosed by the exercise of such rights.

4.2 Bellcore shall hold in confidence and not disclose any portion of the Technical Information licensed exclusively to the Corporation pursuant to this Agreement, except (a) to its employees and consultants who have a need to know such information and to any others to whom such disclosure may be expressly authorized hereunder, or (b) where such disclosure is necessary to implement the rights retained hereunder or the information is inherently disclosed by the exercise of such rights.

4.3 Further to Sections 4.1 and 4.2 above, Bellcore and the Corporation agree that they shall appropriately notify each person to whom any such disclosure is made that such disclosure is made in confidence and that the disclosed Technical Information must be kept in confidence by such person.

4.4 The obligations of this Article 4 shall endure for a period of 5 years from and after the Effective Date, but shall not apply to any portion of the Technical Information that the Party wishing to disclose can demonstrate (a) has become available to the general public, provided that such public knowledge was not the result of any fault of such Party or its Affiliates, (b) has been lawfully received without obligation of confidentiality from a third party that is not under an obligation of confidence with respect thereto, or (c) that such disclosure is required by law, regulation or order of a court, provided that notice thereof is promptly given to the other Party prior to such disclosure in time that it may seek a protective order.

                           ARTICLE V - MISCELLANEOUS
                           -------------------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

5.1 In the event that either Party discovers that it does not have or has not received a document that it should have retained or received pursuant to this Agreement, the other Party shall cooperate in supplying a copy of such document to such Party.

5.2 Bellcore warrants that it has full right to enter and perform its obligations under this Agreement and to make the assignments and grant the licenses herein granted.

5.3 EXCEPT AS PROVIDED IN THIS ARTICLE V, BELLCORE MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED. BY WAY OF EXAMPLE BUT NOT OF LIMITATION, BELLCORE MAKES NO REPRESENTATION OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR CONCERNING THE VALIDITY, ENFORCEABILITY OR SCOPE OF ANY PATENT OR THAT THE USE OF THE PATENTS AND TECHNICAL INFORMATION ASSIGNED OR LICENSED PURSUANT TO THIS AGREEMENT OR ANY OF IT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, TRADE SECRET OR KNOW-HOW OF ANY THIRD PARTY, AND IT SHALL BE THE SOLE RESPONSIBILITY OF THE CORPORATION TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH REGARD TO THE ACQUISITION OF LICENSES UNDER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

5.4 The Corporation will not, without the express written permission of Bellcore (a) use in advertising, publicity, packing, labeling or otherwise any tradename, trademark, trade device, service mark, symbol or any other identification or any abbreviation, contraction or simulation thereof owned or used by Bellcore to identify its products and services, or (b) represent directly or indirectly, that any product or service produced in the whole or in part by the use of any of the Technical Information is a product or a service of Bellcore or is made in accordance with or uses any information or documentation of Bellcore.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

5.5 Nothing contained in here shall be construed as conferring by implication, estoppel or otherwise, except as expressly granted herein, any license or right under any patent whether or not the exercise of any right herein granted necessarily employs an invention of any existing or later issued patent.

5.6 Bellcore and the Corporation shall not be liable to one another for indirect, special, incidental or consequential loss or damages of any nature, however caused.

5.7 Upon the execution of this Agreement, the IPA executed on May 8, 1997 by and between the parties is terminated and superceded by this Agreement. This Agreement, together with the Contribution Agreement, set forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them. Neither of the Parties shall be bound by any conditions, definitions, warranties, understandings, representations with respect to such subject matter other than expressly provided herein, or in any referred to existing written agreement between the Parties.

5.8 Neither this Agreement nor any right hereunder shall be assignable or otherwise transferable in whole or in part by either Party without the prior written consent of the other; provided, however, that either Party shall have the right to assign this Agreement to the successor of substantially all of its related business, who agrees in a writing, delivered to the other Party, to be bound by the obligations of this Agreement.

5.9 Bellcore shall provide the Corporation with an assignment document for the United States and for the foreign patents and patent applications in the Group A Patents in the form of Exhibits F and G hereto. Bellcore agrees at the request of the Corporation to execute additional documents prepared by the Corporation that are necessary or appropriate for the preparation, filing, prosecution, or maintenance of any one or more of the Group A Patents in any one or more countries. Bellcore further agrees at the request of the Corporation to execute any additional documents prepared by corporation that are

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

necessary or appropriate for the enforcement or defense of any one or more of the Group A Patents in any one or more countries and Corporation shall reimburse Bellcore for any and all costs, including personnel time, reasonably incurred by Bellcore in executing such additional documents. Bellcore specifically agrees to cooperate with any attempt by Tellium or its successor in interest to have assignment documents executed by Bellcore, and its current and/or former employees for applications and patents based on provisional applications filed in the United States.

5.10 This Agreement and all licenses granted herein shall continue in full force and effect for the term hereof, except as expressly provided in this Section
5.10. This Agreement and all licenses granted hereunder shall terminate and the IPA executed on May 8, 1997 by and between the parties shall be reinstated, effective immediately, if prior to either of (i) a third party or parties investing in the Corporation at least Twelve Million Dollars ($12,000,000) in addition to the bridge financing which is occurring on or about the date hereof, or (ii) a sale of the Corporation (whether by sale of stock, merger, consolidation or similar transaction or sale of all or substantially all of the assets of the Corporation) for at least Twenty Four Million Dollars ($24,000,000), any of the following occur:

     (i) any material breach by Corporation of this Agreement (continuing for thirty (30) calendar days after receipt of notice from Bellcore);

     (ii) a sale of the Corporation for less than Twenty Four Million Dollars ($24,000,000);

     (iii) the initiation of any judicial or nonjudicial foreclosure proceedings pursuant to the Uniform Commercial Code or other applicable law by any secured or unsecured creditor of the Corporation;

     (iv) the appointment of a receiver, or any comparable event or proceeding under the laws of the jurisdiction in which Corporation is located;

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

     (v) the making by Corporation of any assignment for the benefit of creditors; or

     (vi) a violation by the Corporation of any governmental prohibition regarding technology export,

provided, however, that in the event of the occurrence of an event described in either clause (iii) or (iv) which is dismissed or discharged within sixty (60) days of the institution thereof, then this Agreement all such licenses shall automatically, and without any further action being required, be reinstated and in full force and effect.

5.11 All notices or other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered in person, (b) one day after being delivered, properly addressed, fees pre-paid to an overnight delivery service for next day delivery (c) sent by facsimile, (d) three days after being deposited in the U.S. mail, postage pre-paid. All such notices shall be addressed as follows:



To:  Bell Communications Research Inc.
     445 South Street
     Morristown, NJ 07960-6438
     Attention: Loria B. Yeadon
          Tel:  (973) 829-4332
          Fax:  (973) 829-2366
and
     Tellium, Inc.
     2 Crescent Place
     Building C
     Oceanport, New Jersey, NJ 07757
     Attention: M. Farooque Mesiya
          Tel:  (732) 923-4100
          Fax:  (732) 923-9805
The address of either Party at which notices or communications are to be sent, may be changed by notice to the other Party.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

5.12 This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed within the State of Delaware.

5.13 If any provision or portion of a provision of this Agreement is held invalid or unenforceable, the remainder of the Agreement shall not be affected, and the remaining terms will continue in effect and be binding on the Parties, provided that such holding of invalidity or unenforceability does not materially affect the essence of the Agreement.

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE EXECUTED IN DUPLICATE ORIGINALS BY THEIR RESPECTIVELY DULY AUTHORIZED REPRESENTATIVES.

                              Bell Communications Research, Inc.,
                              a Delaware corporation

                              By: __________________________________________

                              Name: ________________________________________
                              Title: _______________________________________

                              Tellium, Inc., a Delaware corporation

                              By: __________________________________________

                              Name: ________________________________________
                              Title: _______________________________________

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                   Exhibit A
                                   ---------

                                Group A Patents
                                ---------------

------------------------------------------------------------------------------------------------------------------
  Total        Patent # or                  Patent Title                            Status            Foreign
  -----        -----------                  ------------                            ------            -------
                 Serial #                                                                              Filing
                 --------                                                                              ------
                                                                                                       Status
                                                                                                       ------
------------------------------------------------------------------------------------------------------------------
   1             (***)          (***)                                                (***)             (***)
------------------------------------------------------------------------------------------------------------------
   2             (***)          (***)                                                (***)             (***)
------------------------------------------------------------------------------------------------------------------
   3             (***)          (***)                                                (***)             (***)
------------------------------------------------------------------------------------------------------------------
   4           08/554,599       Self-Aligned Ridge-to-Buried Hererstructure         App 965          Available
                                Waveguide for Multiwavelength Laser Array           Filed on
                                Integration                                         06/17/96

------------------------------------------------------------------------------------------------------------------
   5           5,612,968        Redundant Wavelength Laser Array                    3/18/97          NONE

------------------------------------------------------------------------------------------------------------------
   6           60/035,590       Design for 40-wavelength Laser Array; now         Prov. Filed        Available
                                Dense Multiwavelength Laser Array Apparatus        App 1032
                                                                                    1/17/97
------------------------------------------------------------------------------------------------------------------
   7           60/036,003       Integrated Laser Arrays with Modulator            Prov. Filed        Available
                                                                                   App 1039
                                                                                    1/22/97
------------------------------------------------------------------------------------------------------------------
   8           5,414,540        Frequency-Selective Optical Switch Employing        5/9/95           Pending
                                a Frequency Dispersive Element Polarizing                            Germany,
                                Dispersive Element and Polarizing Modulating                         France,
                                Elements                                                             United
                                                                                                     Kingdom,
                                                                                                     Canada,
                                                                                                     Japan

------------------------------------------------------------------------------------------------------------------
   9           08/780,925       Wedge-Shaped Liquid Crystal Cell                   App 1017           Available
                                                                                     Filed
                                                                                    1/9/97
------------------------------------------------------------------------------------------------------------------
   10          60/037,216       Temperature Indemendent Operation of Liquid       Prov. Filed         Available
                                Crystal Modulators                                 App 1043
                                                                                    2/6/97

------------------------------------------------------------------------------------------------------------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------
   11               5,392,154   Self-Regulating Multiwavelength Optical                2/21/95          None
                                Amplifier Module for Scalable Lightwave
                                Communications System
------------------------------------------------------------------------------------------------------------------
   12               5,345,322   Fiber Amplifier Cascade for Multiwavelength            9/6/94           None
                                Lightwave Communications System
------------------------------------------------------------------------------------------------------------------
   13              08/688,588   Automatic Feedback Gain Control for Multiple           App 955       Available
                                Channels in a Doped Fiber Amp                           Filed
                                                                                       7/30/96

------------------------------------------------------------------------------------------------------------------
   14              08/568,037   A Parametric Wavelength-interchanging                  App 908          None
                                Cross-Connect Architecture                             12/6/95

------------------------------------------------------------------------------------------------------------------
   15              08/654,979   Method and Apparatus for Monitoring the                App 968        Available
                                State of Liquid Crystal Polarization                   5/29/96
                                Modulator

------------------------------------------------------------------------------------------------------------------
   16                 (***)     (***)                                                   (***)           (***)
------------------------------------------------------------------------------------------------------------------
   17              60/037,411   Dual Liquid Crystal Switch                            Prov. App       Available
                                                                                        1042
                                                                                       2/7/97
------------------------------------------------------------------------------------------------------------------
   18                 (***)     (***)                                                   (***)           (***)
------------------------------------------------------------------------------------------------------------------
   19              60/035,784   Hybrid Wavelength Interchange Crossconnect            Prov. App       Available
                                using both Transparent Optical Switch and                989
                                Electronic Switching Technologies; now                 1/7/97
                                Hybrid Multiwavelength Optical
                                Cross-Connects and Add Drop Multiplexers


------------------------------------------------------------------------------------------------------------------
   20               5,434,700   All-Optical Wavelength Converter                       7/18/95          None
------------------------------------------------------------------------------------------------------------------
   21                 (***)     (***)                                                   (***)           (***)
------------------------------------------------------------------------------------------------------------------
   22              08/528,447   Passband Flattening of Integrated Optical              App 898        Available
                                Filters                                                Iss Fee
                                                                                       Mailed

------------------------------------------------------------------------------------------------------------------
   23                 (***)     (***)                                                   (***)           (***)
------------------------------------------------------------------------------------------------------------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


---------------------------------------------------------------------------------------------------------------
   24          5,741,811        Optical Switch                                          5/5/98        None
---------------------------------------------------------------------------------------------------------------
   25          5,239,607        Optical Fiber Amplifier with Flattened Gain            08/24/93       None
---------------------------------------------------------------------------------------------------------------


End of Exhibit A
----------------

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the securities and Exchange Commission.


                                   Exhibit B
                                   ---------

                                Group B Patents
                                ---------------

-----------------------------------------------------------------------------------------------------------------
 Total          Patent # or                 Patent Title                            Status           Foreign
--------        ----------                  ------------                            ------           -------
                 Serial #                                                                             Filing
                 --------                                                                             ------
                                                                                                      Status
                                                                                                      ------
-----------------------------------------------------------------------------------------------------------------
   1            60/035,782     InP- Based Heteerojunction Bipolar Transistor        Prov App           None
                                                                                      1000
                                                                                     1/7/97
-----------------------------------------------------------------------------------------------------------------
   2               (***)       (***)                                                  (***)            (***)
-----------------------------------------------------------------------------------------------------------------
   3             5,130,667     Differential Transmimpedance Amplifier                7/14/92        Pending -
                                                                                                    Germany,
                                                                                                   France, UK,
                                                                                                  Netherlands,
                                                                                                   Canada, JP
-----------------------------------------------------------------------------------------------------------------
   4                           Semiconductor Lasers with Thermally Stable           Prov.App        Available
                               Emission Wavelength                                    1056
                                                                                     3/31/97
-----------------------------------------------------------------------------------------------------------------
   5            08/660,330     In-P Based Lasers with Reduced Blue Shifts            App 966           EPO,
                 5,771,256                                                           6/03/96          Canada,
                                                                                                       Japan
-----------------------------------------------------------------------------------------------------------------
   6            08/587,909     Reduced Crosstalk in Optical Crossconnects by         App 923           None
                 5,737,103     Appropriate Configuration of Unused Switch            1/16/96
                               Elements

-----------------------------------------------------------------------------------------------------------------
   7            08/498,080     Asymmetric Optical Cross Connect Switch               App 888           None
                                                                                     7/3/95
                                                                                    Abandoned
-----------------------------------------------------------------------------------------------------------------
   8              (***)        (***)                                                  (***)            (***)
-----------------------------------------------------------------------------------------------------------------
   9             5,207,864     Low-Temperature Fusion of Dissimilar                  5/4/93            None
                                         Semiconductors
-----------------------------------------------------------------------------------------------------------------
   10           08/602,391     Nonlinear Optical Waveguides with Differing           App 934           EPO,
                 5,802,232     Orientation Achieved by Wafer Bonding               Fld 2/16/96        Canada,
                                                                                   Iss. 9/1/98     South Korea,
                                                                                                      Japan
                                                                                                      Taiwan
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
   11          (***)         (***)                                                    (***)            (***)
-----------------------------------------------------------------------------------------------------------------
   12        5,345,073       Very High Speed Optical Receiver with Cascadable         9/6/94           None
                             Differential Action Feedback Driver
-----------------------------------------------------------------------------------------------------------------
   13        5,006,906       Integrated Semiconductor Waveguide Photodetector         4/9/91           None
-----------------------------------------------------------------------------------------------------------------


End of Exhibit B

                                   Exhibit C
                                   ---------

                                Group C Patents
                                ---------------

--------------------------------------------------------------------------------------------------------------
  Total      Patent #                       Patent Title                     Status            Foreign
  -----      ---------                      ------------                     ------            -------
             or Serial                                                                          Filing
             ---------                                                                          ------
                 #                                                                              Status
                 -                                                                              ------
--------------------------------------------------------------------------------------------------------------
    1       5,214,527      Electronically Switched Multiple-Channel          5/25/93             None
                           Optical Receiver
--------------------------------------------------------------------------------------------------------------
    2       5,541,949      Strained AiGaInAs Quantum Well Diode Laser        7/30/96            Pending
                                                                                                Germany,
                                                                                              France, China,
                                                                                                  Japan
--------------------------------------------------------------------------------------------------------------
    3       5,381,434      High Temperature Uncooled Diode Laser             1/10/95            Pending
                                                                                                Germany,
                                                                                                France,
                                                                                              China, Japan
--------------------------------------------------------------------------------------------------------------
    4       08/682,863     Coherent Blue/Green Optical Source                 App 978            None
             5,796,902                                                     Fld.07/05/96
                                                                           Iss. 8/18/98
--------------------------------------------------------------------------------------------------------------
    5       5,123,581      Oblique Fracturing of Optical Fibers by           6/23/92             None
                           Offset Shearing
--------------------------------------------------------------------------------------------------------------
    6       5,213,244      Oblique Fracturing of Optical Fibers by           5/23/93             None
                           Angled Scoring
--------------------------------------------------------------------------------------------------------------
    7       5,323,416      Planarized Interference Mirror                    6/21/96             None
--------------------------------------------------------------------------------------------------------------
    8       5,414,541      Optical Switch Employing First and Second         5/9/95              None
                           FerroElectric Cells with Alignment Layers
                           Having Alignment Directions Offset by 45
                           Degrees
--------------------------------------------------------------------------------------------------------------

End o Exhibit C

                                   Exhibit D
                                   ---------

                          Existing License Agreements
                          ---------------------------

Certain persons are authorized to use Bellcore's intellectual property pursuant to the following agreements:

1.  Intellectual Property Agreement between Bellcore and the RBOCS (January 1,
1994).

2.  Patent License Agreement between AT&T and Bellcore (January 1 1989)

3.  MONET Consortium Agreement (October 31, 1994)

4.  License to DARPA under MONET (as amended April 9, 1997)

5. Master Agreement for Software and Services between Bellcore and Ameritech Services Inc., Bell Atlantic NSI Holdings, Inc., BellSouth Telecommunications Inc., Southwestern Bell Telephone Company, Telesector Resources Group Inc., and US WEST Communications, Inc. (1996) and amendments thereto, and the Amended and Restated Master Agreement for Software and Services which became effective upon the close of the sale of Bellcore to SAIC.

6. Technology Transfer Agreement between Bell Communications Research Inc. and JDS Fitel, Inc. dated May 28, 1996 relating to Optical Switches.

7. Technology Reinvestment Project (TRP) Technology Development Agreement between SONET/ATM Self-Healing Ring Consortium and The Advanced Projects Agency, dated September 6, 1994, concerning Information Infrastructure-Network Architecture.

8.  Patent license as follows:

Patent No.     Country        Licensee        Date
----------     -------        --------        ----

5,414,540      USA            JDS Fitel       May 28, 1996


End of Exhibit D

                                   Exhibit E
                                   ---------

                    Assignment Document for Group A Patents
                    ---------------------------------------

                              To Be Provided Later

                                   Exhibit F
                                   ---------

              Assignment Document for Group A Patent Applications
              ---------------------------------------------------

                              To Be Provided Later

                                   Exhibit G
                                   ---------

                       Tellium's Products and Services'


Transport Products:

-------------------------------------------------------------------------------------------------------------
WDM Terminal                Terminal Multiplexer network elements for WDM systems capable of providing
Multiplexers                multiplexed and demultiplexed signals.  Terminal Multiplexers may include either compliant or non-compliant interfaces with transponders.  Terminal
                            Multiplexers may be managed network elements containing an embedded software control system with interfaces to an element management system.
-------------------------------------------------------------------------------------------------------------
WDM Amplifier Systems       Optical Amplifier network elements for WDM systems.  WDM Amplifier Systems may be managed network elements containing an embedded software control system with interfaces to an element management system.
-------------------------------------------------------------------------------------------------------------
WDM Optical Add-Drop        Configurable and fixed optical add-drop multiplexer network elements for use
Multiplexers                in, for example, optical rings, meshes, and linear chain systems.  Includes both multiplexing and demultiplexing functionality.  WDM Optical Add-Drop
                            Multiplexers may be managed network elements containing an embedded software control system with interfaces to an element management system.
-------------------------------------------------------------------------------------------------------------

Switching Products:

-------------------------------------------------------------------------------------------------------------
Optical Cross-Connects      Cross-connect switches, including but not limited to wavelength-selective and wavelength-interchanging cross-connects, using both/either optical or electronic switching fabrics capable of interconnecting optical signals.
                            Optical Cross-connects may be managed network elements containing an embedded software control system with interfaces to an element management system.
-------------------------------------------------------------------------------------------------------------

Network Products:
-----------------

-------------------------------------------------------------------------------------------------------------
Point-to-Point and          WDM point-to-point and linear chain systems including, for example, WDM
Linear Chain WDM            terminal multiplexers, optical amplifiers and optical add-drop multiplexers,
Systems                     connected to transport equipment, such as SONET multiplexers, optical cross-connects, data switching apparatus and networks.
-------------------------------------------------------------------------------------------------------------
Survivable WDM Ring         WDM Ring networks to provide self-healing survivable ring operation, which may
Networks                    include, for example, both/either optical add-drop multiplexers and/or optical cross-connects, optical amplifiers and WDM terminals.  Includes an element management system to coordinate the actions and management of network elements in the WDM Ring, with interfaces to a variety of Network Management Systems.
-------------------------------------------------------------------------------------------------------------
Survivable WDM Mesh         WDM mesh networks to provide self-healing mesh restoration.  Includes, for
Networks                    example, add-drop multiplexers, optical cross-connects and WDM Terminals. Also includes Mesh Restoration Algorithm and system capability and element management system to coordinate the actions and management of network elements in the WDM mesh, with interfaces to a variety of Network
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                               Management Systems.
----------------------------------------------------------------------------------------------------------------
Hybrid Architectures           WDM meshes and rings and hierarchical networks including transport, switching and network element control systems with distributed network control and survivability and restoration functions.
----------------------------------------------------------------------------------------------------------------
Hybrid Network Elements        Combinations of WDM transport network elements and switching network elements for specialized network applications in the WDM Field.
----------------------------------------------------------------------------------------------------------------

Network Management Products:

----------------------------------------------------------------------------------------------------------------
WDM Global Element             WDM Element management systems to coordinate the operation and administration
Management Systems             of individual and network systems of network elements.  Includes, but is not limited to, interfaces to the element controllers, craft and GUI interface, and to the network management system.
----------------------------------------------------------------------------------------------------------------
Embedded Network               Element control system that is embedded within WDM  network element to manage,
Element Control Systems        operate, and report on the performance and operation of the network element.
                               Includes, but is not limited to, interface to element management system.
----------------------------------------------------------------------------------------------------------------

Services:

----------------------------------------------------------------------------------------------------------------
Network Planning               Modeling and optimizing broadband optical communication networks with respect
Product Support                to the deployment of WDM networks and systems.
Services
----------------------------------------------------------------------------------------------------------------
Engineering, Field and         Customer product and field support.
Installation Services
----------------------------------------------------------------------------------------------------------------

                                   Exhibit H
                         PATENT SUB-LICENSE AGREEMENT

     This Agreement, effective as of the date the last Party executes it, is between [* Tellium, Inc., a Delaware corporation having an office and place of business at 2 Cresent Place, Building C, Oceanport NJ 07757 or its successors in interest *], (the "Corporation"), and ____________________ (SUBLICENSEE).

Definitions

        "BELLCORE" means Bell Communications Research Inc. a Delaware corporation having an office and place of business at 445 South Street, Morristown, NJ 07960

        "BELLCORE PATENTS" means the following patents or patent applications for which BELLCORE has granted CORPORATION the right to sublicense:

        [* To be completed by CORPORATION so as to include any one or more of the following:

     U.S. Patent No. 5,673,142 (BELLCORE is a joint owner);
     U.S. Patent No. 4,821,255;
     U.S. Patent No. 5,550,818;
     (***);
     A patent application covering an invention relating to a method of identifying faults in WDM optical networks, filed by Lucent Technologies solely in the name of John Zyskind, an employee of Lucent Technologies (to the extent BELLCORE has rights therein); and

     A patent application covering an invention relating to a method of fast gain control in WDM networks, filed by Lucent Technologies solely in the name of A.K. Srivastava, an employee of Lucent Technologies (to the extent BELLCORE has rights therein)

     All parents (to the extent BELLCORE is an owner or co-owner of such parent application), continuations, divisions, and continuations in part of the foregoing, all patents issuing on the foregoing, all re-issues of any of the foregoing patents, and all foreign counterparts to any of the foregoing patent applications and patents *]

     "CORPORATION PRODUCTS" means any one or more of the products described in the attached Exhibit G, the components thereof, and any combination of the foregoing, which are made by or for the CORPORATION and/or its successors in interest.

License Grant

CORPORATION, pursuant to the rights granted to it by BELLCORE, hereby grants to SUBLICENSEE, under the BELLCORE PATENTS, a personal, worldwide, royalty-free, nonexclusive and nontransferable license to use CORPORATION PRODUCTS, alone or in combination with other products, free of infringement of said BELLCORE PATENTS.

The foregoing licenses shall not include:

any further sublicensing rights, or the right to make or operate a network or system, if such network or system, or the operation of such network or system, infringes a claim of such BELLCORE PATENTS solely for the presence or operation of products other than CORPORATION PRODUCTS. Bellcore expressly reserves the right to enforce such claim against such network or system.

3. Term and Termination - The license granted hereunder shall terminate upon the earlier of: (a) the expiration of the last to expire of the BELLCORE PATENTS, or
(b) until SUBLICENSEE first ceases to use CORPORATION PRODUCTS. SUBLICENSEE shall have the right to terminate this license at its convenience upon (30) days written notice.

[* Other terms to be completed by Corporation *]

4. Representation and Disclaimer of Warranties - CORPORATION represents and warrants that it is duly authorized to enter into this license. SUBLICENSEE represents and warrants that it is duly authorized to enter into and be bound by this license.

EXCEPT FOR THE FOREGOING REPRESENTATIONS, BELLCORE AND CORPORATION MAKE NO OTHER, AND HEREBY DISCLAIM, ANY AND ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED. Moreover, nothing contained in this Sublicense Agreement shall be construed as:

(a) requiring the securing of any patent or the maintaining of any patent in force;
(b)  a warranty as to the validity or scope of any BELLCORE PATENT ;
(c) a warranty or representation that any design, implementation, or operation of any network or system will be free from infringement of patents or other intellectual property rights, other than the patents licensed hereunder and the other intellectual property rights granted herein, but only to the extent to which licenses or rights remain in force hereunder;
(d) conferring any right to use, in advertising, publicity or otherwise, any name, trade name, trademark, service mark, or any contraction, abbreviation or simulation thereof;
(e) an obligation to furnish any manufacturing or technical information or any information concerning pending patent applications; or
(f) conferring by implication, estoppel or otherwise any license or other right under any patent or other intellectual property, except as expressly granted herein.

5. Indemnification - SUBLICENSEE shall, at its own expense, defend, indemnify, and hold harmless BELLCORE , and their officers, directors, and employees, against all claims, liabilities, damages, expenses (including without limitation reasonable attorney fees and cost), or loss arising out of: (1) any implementation or operation by SUBLICENSEE of any network or system, unless otherwise agreed to in a separate writing with Bellcore; or (2) any material breach by SUBLICENSEE of any of its obligations hereunder.

6. Binding Effect. This sublicense agreement shall be binding upon and it shall enure to the benefit of the parties hereto the their respective successors and permitted assigns. This sublicense and the grant of rights hereunder, are personal to the SUBLICENSEE.

7. Assignment. Except as provided in this paragraph, neither this sublicense, nor any rights or obligations hereunder, may be assigned; provided, however, that each of the parties may assign this sublicense, and all rights and obligations hereunder, to a successor entity as a result of a sale of all or substantially all of the assets of the party which relate to this sublicense.

8. Patent Marking - SUBLICENSEE shall mark all network and or service marketing material with the applicable numbers of the BELLCORE PATENTS.

9. Entire Agreement. This Covenant constitutes the entire agreement and understanding of the parties with regard to the subject matter hereof and merges and supersedes all prior discussions, negotiations, understandings and agreements between the parties concerning the subject matter hereof.

10. Non-Disclosure. Under no circumstances shall the terms and conditions of this sublicense be disclosed to any third parties (other than BELLCORE or BELLCORE'S parent corporation), except where such terms and conditions have become public knowledge or where disclosure is required by order or regulation of a court of government agency.

       In Witness Whereof, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representative on the respective date entered below.

CORPORATION                         SUBLICENSEE


By _____________________________    By ___________________________

Title___________________________    Title__________________________


Date____________________________    Date _________________________

                                   EXHIBIT I
PATENTS:

-----------------------------------------------------------------------------------------------------------------------------
PATENT No.  TITLE                                                                               DATE     INVENTORS
-----------------------------------------------------------------------------------------------------------------------------
RE35,337    Temperature compensation of liquid-crystal etalon filters                           9/24/96  Patel, Wullert
-----------------------------------------------------------------------------------------------------------------------------
4,658,152   Adaptive Rate Multiplexer-Demultiplexer                                             4/14/98  Walters
----------------------------------------------------------------------------------------------------------------------------
4,683,573   Temperature Stabilization of Injection Lasers                                       7/28/98  Albanese
----------------------------------------------------------------------------------------------------------------------------
4,709,978   Mach-Zehnder Integrated Optical Modulator                                           12/1/87  Jackel
----------------------------------------------------------------------------------------------------------------------------
4,755,987   High speed scrambling at lower clock speeds                                         July 5,  Lee, Lee
                                                                                                1988/
                                                                                                June 5,
                                                                                                1987
----------------------------------------------------------------------------------------------------------------------------
4,772,854   All optical repeater                                                                9/20/88  Silberberg
----------------------------------------------------------------------------------------------------------------------------
4,775,207   Electro-optical switch                                                              10/4/88  Silberberg
----------------------------------------------------------------------------------------------------------------------------
4,788,721   Routing of Network Traffic                                                          11/29/88 Krishnan, Ott
----------------------------------------------------------------------------------------------------------------------------
4,796,266   Laser driver circuit with dynamic bias                                              1/3/89   Banwell, Stephens
----------------------------------------------------------------------------------------------------------------------------
4,813,756   Etalon filters for optical channel selection in wavelength division                 3/21/89  Frenkel, Lin
            multiplexed fiber systems
----------------------------------------------------------------------------------------------------------------------------
4,819,226   Framer circuit for use in a DTDM network                                            April 4, Beckner, Chao,
                                                                                                1989 /   Robe, Smoot
                                                                                                Nov. 10
                                                                                                1987
----------------------------------------------------------------------------------------------------------------------------
4,834,483   Fast Optical Cross-Connect for Parallel Processing Computers                        5/30/89  Arthurs, Goodman,
                                                                                                         et al.
----------------------------------------------------------------------------------------------------------------------------
4,835,763   Survivable ring network                                                             5/30/89  Lau
----------------------------------------------------------------------------------------------------------------------------
4,835,768   High speed digital signal framer-demultiplexer                                      May. 30, Hubbard, Kong
                                                                                                1989 /
                                                                                                April 14,
                                                                                                1988
----------------------------------------------------------------------------------------------------------------------------
4,846,540   Optical waveguide junction                                                          7/11/89  Kapon
----------------------------------------------------------------------------------------------------------------------------
4,855,231   Phase-shifted gratings by selective image reversal of photoresist                   Dec. 5,  Chan
                                                                                                1989 /
                                                                                                May. 6,
                                                                                                1988
----------------------------------------------------------------------------------------------------------------------------
4,856,860   Integrated all-optical switching devices                                            8/15/89  Silberberg, Smith
----------------------------------------------------------------------------------------------------------------------------
4,869,569   Polarizing Optical Waveguides                                                       9/26/98  Kapon
----------------------------------------------------------------------------------------------------------------------------
4,873,681   Hybrid optical and electronic packet switch                                         10/10/98 Arthurs, Goodman,
                                                                                                         Kobrinski, Vecchi
----------------------------------------------------------------------------------------------------------------------------
4,896,934   Broadband optical multicast switch                                                  1/30/90  Arthurs, Goodman,
                                                                                                         Kim, Lee
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
4,906,064   Switch for selectively switching optical wavelengths                                3/6/90   Cheung
----------------------------------------------------------------------------------------------------------------------------
4,931,941   Adaptive Routing of Network Traffic                                                 6/5/90   Krishnan
----------------------------------------------------------------------------------------------------------------------------
4,943,133   Low loss semiconductor optical phase modulator                                      7/24/90  Deri, Kapon
----------------------------------------------------------------------------------------------------------------------------
4,949,350   Surface emitting semiconductor laser                                                Aug. 14, Jewell, Scherer
                                                                                                1990 /
                                                                                                July 17,
                                                                                                1989
----------------------------------------------------------------------------------------------------------------------------
4,965,525   Angled-facet flared-waveguide traveling-wave laser amplifiers                       Oct. 23, Zah
                                                                                                1990 /
                                                                                                Nov. 13
                                                                                                1989
----------------------------------------------------------------------------------------------------------------------------
4,980,891   Clocked optical regenerator and other optoelectronic functional circuits            12/25/90 Izadpanah
----------------------------------------------------------------------------------------------------------------------------
4,988,157   Optical switch using bubbles                                                        1/29/91  Jackel, Tomlinson
----------------------------------------------------------------------------------------------------------------------------
5,002,349   Integrated acousto-optic filters and switches                                       3/26/91  Cheung, Heffner,
                                                                                                         Smith
----------------------------------------------------------------------------------------------------------------------------
5,029,176   Monolithic multiple-wavelength laser array                                          7/2/91   Chang-Hasnain
----------------------------------------------------------------------------------------------------------------------------
5,031,187   Planar array of vertical-cavity, surface-emitting lasers                            7/9/91   Orenstein, Von
                                                                                                         Lehmen
----------------------------------------------------------------------------------------------------------------------------
5,034,344   Method of making a surface emitting semiconductor laser                             7/23/91  Jewell, Scherer
----------------------------------------------------------------------------------------------------------------------------
5,034,958   Front-surface emitting diode laser                                                  7/23/91  Kwon, Yoo
----------------------------------------------------------------------------------------------------------------------------
5,040,876   Liquid crystal light modulators with asymmetrical interfaces                        8/20/91  Patel, Lee
----------------------------------------------------------------------------------------------------------------------------
5,068,749   Electronically tunable polarization-independent liquid crystal optical              11/26/91 Patel
            filter
----------------------------------------------------------------------------------------------------------------------------
5,111,231   Dual-polarization liquid crystal etalon filter                                      5/5/92   Patel
----------------------------------------------------------------------------------------------------------------------------
5,113,275   Temperature compensation of liquid-crystal etalon filters                           5/12/92  Patel, Wullert
----------------------------------------------------------------------------------------------------------------------------
5,132,824   Liquid -crystal modulator array                                                     7/21/92  Patel, Weiner
----------------------------------------------------------------------------------------------------------------------------
5,133,029   Adiabatic polarization splitter                                                     7/21/92  Baran
----------------------------------------------------------------------------------------------------------------------------
5,150,236   Tunable Liquid Crystal Etalon Filter                                                9/22/92  Patel
----------------------------------------------------------------------------------------------------------------------------
5,159,481   Polarization scrambler for polarization-sensitive optical devices                   10/27/92 Maeda
----------------------------------------------------------------------------------------------------------------------------
5,172,257   Twisted Ferroelectric liquid crystal modulator for providing gray scale             12/15/92 Patel
----------------------------------------------------------------------------------------------------------------------------
5,173,794   Wavelength division multiplexing using a tunable acousto-optic filter               12/22/92 Cheung, Choy
----------------------------------------------------------------------------------------------------------------------------
5,177,634   High Gain Limiting Erbium-Doped Fiber Amplifier with Wide Dynamic Range             1/5/93   Way
----------------------------------------------------------------------------------------------------------------------------
5,179,548   Self-healing bidirectional logical-ring network using crossconnects                 1/12/93  Sandesara
----------------------------------------------------------------------------------------------------------------------------
5,218,604   Dual-hubbed arrangement to provide a protected ring interconnection                 6/8/93   Sosnosky
----------------------------------------------------------------------------------------------------------------------------
5,218,653   Polarization converter with apodized acoustic waveguide                             6/8/93   Johnson, Smith
----------------------------------------------------------------------------------------------------------------------------
5,221,983   Passive Photonic loop architecture employing wavelength multiplexing                6/22/93  Wagner
----------------------------------------------------------------------------------------------------------------------------
5,327,427   Self-healing meshed network using logical ring structures                           7/5/94   Sandesara
----------------------------------------------------------------------------------------------------------------------------
5,351,262   Multi-stripe array grating integrated cavity laser                                  9/27/94  Poguntke, Soole
----------------------------------------------------------------------------------------------------------------------------
5,400,171   Acousto-optic filter with near-ideal bandpass characteristics                       3/21/95  Song
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
5,442,623   Passive protected self healing ring network                                         8/15/95  Wu
----------------------------------------------------------------------------------------------------------------------------
5,446,807   Passband-flattened acousto-optic polarization converter                             8/29/95  Baran, d'Alessandro
----------------------------------------------------------------------------------------------------------------------------
5,455,877   Multi-channel wavelength-routing switch using acousto-optic polarization            10/3/95  Baran, Jackel
            converters
----------------------------------------------------------------------------------------------------------------------------
5,495,360   1.5 micrometers wavelength asymmetric Fabry-Perot modulator with negative chirp     2/27/96  Yoo
----------------------------------------------------------------------------------------------------------------------------
5,701,168   Inverse twisted and super-twisted nematic liquid crystal device                     12/23/97 Patel
----------------------------------------------------------------------------------------------------------------------------
5,732,179   Birefringence-free semiconductor waveguide                                          3/24/98  Caneau, Song, Soole
----------------------------------------------------------------------------------------------------------------------------
5,748,811   Optical Switch                                                                      5/5/98   Amersfoort, Soole
----------------------------------------------------------------------------------------------------------------------------
5,777,763   In-line optical wavelength reference and control module                             7/7/98   Tomlinson III
----------------------------------------------------------------------------------------------------------------------------
5,793,745   Bundled protection switching in a wide area network background of the               8/11/98  Manchester
            invention
----------------------------------------------------------------------------------------------------------------------------
5,802,232   Bonded structure with portions of differing crystalographic orientations,           9/1/98   Bhat
            particularly useful as a non linear optical waveguide
----------------------------------------------------------------------------------------------------------------------------

APPLICATIONS:

-------------------------------------------------------------------------
Application No. Title                      Date    Inventors
-------------------------------------------------------------------------
 08/926,332     Hitless Reconfiguration    9/5/97  Bala, Chang, Ellinas,
                of a Wavelength Division           Post, Shen, Wei
                Multiplexed Optical
                Communication Network
-------------------------------------------------------------------------
 09/088,977     Centralized Wavelength     6/2/98  Anderson
                Distribution for Dense
                Wavelength Division
                Multiplexed Systems
-------------------------------------------------------------------------
 09/156,715     Detecting Fiber Cuts in a          Richards, Jackel,
                WDM Ring with Optical              Antoniades, Xin
                Protection Switching
-------------------------------------------------------------------------

End of Exhibit I
----------------